Exhibit 10.21

LOAN CLOSING; OPTION

AND

PURCHASE AGREEMENT

WHEREAS, Granite Falls Bank (“Granite Falls Bank”) is willing to lend $800,000.00 to Highwater Ethanol, LLC (“Highwater”) so that Highwater can purchase real estate from “Halter” and “Imker” as further described on Exhibits “A” and “B” as attached hereto and made a part hereof provided that:

A.                                   Granite Falls Bank has a first mortgage on said real estate;

B.                                     Roland “Ron” Fagen guarantees $400,000.00 of said loan pursuant to the Guaranty attached hereto and made a part hereof as Exhibit “C”;

C.                                     Warren Pankonin agrees pursuant to the terms contained herein to purchase said real estate (in case Highwater defaults on said loan and Fagen, Inc. does not step in and assume said loan and corresponding mortgage in full) for $402,500.00;

D.                                    Highwater grants security in $55,000.00 cash in favor of Granite Falls Bank by placing a hold on funds in Granite Falls Bank or, in the alternative, sufficient Highwater Board Members (as solely determined by Granite Falls Bank) guarantee $55,000.00 of the $800,000.00 loan as being made by Granite Falls Bank to Highwater.

WHEREAS, Granite Falls Bank is requiring the terms of this Agreement in order to loan said $800,000.00 to Highwater; and

WHEREAS, Roland “Ron” Fagen is requiring the terms of this Agreement in order to proceed to guarantee one-half of said loan; and

WHEREAS, Warren Pankonin is interested in purchasing said real estate (in case a default occurs) and therefore is willing to execute this Agreement.

NOW, THEREFORE, the undersigned parties hereby agree and contract, intending to be legally bound, as follows:

1.             Roland “Ron” Fagen BK W.P. J.S. RF JV~~Fagen, Inc. Guarantee~~.  Roland “Ron” Fagen will guarantee one-half of the loan being made by Granite Falls Bank to Highwater to purchase said real estate, provided that said guarantee shall be capped at and limited to the principal amount of $400,000.00 and shall be in the form as attached hereto and made a part hereof as Exhibit “C”.

2.             Fagen Right to Purchase Note/Mortgage.  In exchange for providing said guarantee, Fagen, Inc. is hereby granted a first right to purchase said note (the entire $800,000.00 loan) and the corresponding first mortgage on said “Halter” and “Imker” real estate if Highwater defaults on said loan as owed to Granite Falls Bank.  If such a default occurs and if Fagen, Inc. elects to purchase said loan in its entirety and receive an assignment of said note and mortgage on said real estate, then any rights as held by Warren Pankonin as described herein shall terminate and be of no further force or effect.

If there is a default on the note and mortgage, Granite Falls Bank shall give written notice to Fagen, Inc. and Fagen, Inc. shall have thirty (30) days after mailing of said notice to purchase the note and mortgage by paying all amounts then owed thereon and receiving an assignment of the note, mortgage and any related documents.

3.             Conditions to Guarantee.  The guarantee from Roland “Ron” Fagen is conditional on said loan being made by Granite Falls Bank to Highwater for the purchase of said real estate, said real estate purchases closing with marketable title received by Highwater (subject to the mortgage being granted to Granite Falls Bank) and the full execution of this Agreement by all parties hereto.

4.             Pankonin Conditional Option Right.  If Highwater defaults on said loan and provided that Fagen, Inc. does not purchase said loan in its entirety and correspondingly receive an assignment of the note and the mortgage on said real estate; then if and when Granite Falls Bank receives title to the real estate (by voluntary conveyance or foreclosure), Granite Falls Bank shall offer said real estate to Warren Pankonin and Warren Pankonin shall purchase said real estate from Granite Falls Bank (once Granite Falls Bank receives title to said property) by paying Granite Falls Bank $402,500.  If a sale by Granite Falls Bank to Warren Pankonin occurs pursuant to the terms hereof, Granite Falls Bank shall pay all delinquent taxes in full and shall pay all taxes due and payable in the year of closing.  Granite Falls Bank shall not be required to prepay any special assessments and Warren Pankonin agrees to pay all real estate taxes due and payable in the year subsequent to the year of closing and thereafter, including any remaining special assessments.

Warren Pankonin acknowledges that if Fagen, Inc. purchases said loan and receives assignment of said note and mortgage that he shall have no rights to purchase said real estate.

If Highwater defaults on said note and mortgage and Fagen, Inc. does not elect to purchase said note and mortgage, then if and when Granite Falls Bank obtains marketable title to said real estate — Granite Falls Bank shall give written notice to Warren Pankonin and the real estate sale and purchase provided by this paragraph 4 shall close thirty (30) days after said notice was mailed.

5.             Modification.  This Agreement can only be modified by a subsequent written agreement executed by all parties hereto.

6.             Binding.  This Agreement shall bind the undersigned, their heirs, successors and assigns.

7.             Agreement to Execute Documents and Perform Other Acts.  All parties agree to execute and deliver all documents and perform all other acts that may be reasonably necessary to fulfill the provisions of this Agreement.

8.             Governing Law.  This Agreement shall be construed in accordance with and governed by the laws of the State of Minnesota.  Jurisdiction and venue of any such claims or disputes shall be in the state courts of Yellow Medicine County, Minnesota.

9.             Notices Under This Agreement.  If any notice, request, demand or other communication is required or otherwise given under this Agreement (hereinafter referred to as “Notices”), such Notices shall be deemed to have been given when personally served on the party to whom notice is required to be given, or, if mailed by first class mail, registered or certified postage prepaid and properly addressed with the address of the party, such Notice shall be deemed given the day after such mailing.

10.           Multiple Identical Counterparts and Facsimile Signatures.  This Agreement may be executed in multiple identical counterparts, which shall be construed as one and the same Agreement. Furthermore, facsimile or email signatures on this Agreement are deemed to be originals and legally binding.

Dated this    13    day of    March               , 2007.

HIGHWATER ETHANOL, LLC			FAGEN, INC.

By:	/s/ Brian Kletscher		By:	/s/ Ron Fagen

	Its:	President		Its:	CEO and President

By:	/s/ John Schueller		/s/ Ron Fagen
Roland “Ron” Fagen
	Its:	Vice-President

GRANITE FALLS BANK

/s/ Warren Pankonin
Warren Pankonin	By:	/s/ John C. Virnig

		Its:	President

Exhibit A

LEGAL DESCRIPTION

That part of the Southwest Quarter (SW1/4) of Section Twenty-one (21), Township One Hundred Nine (109) North, Range Thirty-seven (37) West, Redwood County, Minnesota, lying north of the northerly right-of-way line of the Dakota, Minnesota & Eastern Railroad EXCEPTING THEREFROM that part of Tract A described below:

Tract A:  The North Half of the Southwest Quarter of Section 21, Township 109 North, Range 37 West, Redwood County, Minnesota

which lies northwesterly of “Line 1” described below, and southerly of a line run parallel with an distant 50 feet southerly of “Line 2” described below, and easterly of the easterly right-of-way line of Township Road T-190, as now located and established.

“Line 1”:  Beginning at the intersection of the easterly right-of-way line of said township road with a line run parallel with and distant 180 feet southerly of “Line 2” described below; thence northeasterly to a point distant 50 feet southerly (measured at right angles) of a point on said “Line 2”, distant 167.4 feet easterly of its point of beginning, and there terminating.

“Line 2”:  Beginning at a point on the west line of the Northwest Quarter of Section 21, distant 1.0 foot north of the southwest corner thereof; thence run northeasterly at an angle of 92°05’00” (as measured from south to east) from said west line for 1,521.8 feet; thence deflect to the right at an angle of 01°03’00” for 1,100 feet and there terminating.

Together with that part of Tract A hereinbefore described, which lies within a distance of 35 feet southerly of a line run parallel with and distant 50 feet southerly of the following described line:  Beginning at a point on “Line 2” hereinbefore described, distant 484.4 feet westerly of its point of termination; thence easterly on said “Line 2” for 484.4 feet and there terminating; containing 0.57 acres more or less

Subject to township road right-of-way over the westerly 33 feet of said Southwest Quarter; also subject to Trunk Highway 14 right-of-way.

Exhibit B

LEGAL DESCRIPTION

All that part of the Southeast Quarter (SE¼) of Section Twenty-one (21), Township One Hundred Nine (109) North, Range Thirty-seven (37) West, Redwood County, Minnesota, lying north of the northerly right-of-way line of the Dakota, Minnesota & Eastern Railroad, subject to Trunk Highway 14 right-of-way and EXCEPTING THEREFROM the following described parcel:

That part of Tract A described below:

Tract A.         The Northwest Quarter of the Southeast Quarter of Section 21, Township 109 North, Range 37 West, Redwood County, Minnesota;

which lies within a distance of 35 feet southerly of the following described line: Beginning at a point on the westerly boundary of said Tract A, distant 40 feet southerly of the northwest corner thereof; thence run easterly for 345.6 feet along a line that intersects the easterly boundary of the Southeast Quarter of said Section 21, distant 64.4 feet southerly of the northeast corner thereof and there terminating;

containing 0.27 acre, more or less;

together with all right of access, being the right of ingress to and egress from that part of Tract A hereinbefore described not acquired herein, to the above described strip; except that the abutting owner shall retain the right of access to the westerly 34.7 feet of said Tract A.

together with all hereditaments and appurtenances belonging thereto. Subject to mineral rights and utility easements of record, if any.

Exhibit C

GUARANTY

Granite Falls, MN

(City)          (State)

March 13 ,2007

For good and Valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to induce Granite Falls Bank (herein, with its participants, successors and assigns, called “Lender”), at its option, at any time or from time to time to make loans or extend other accommodations to or for the account of Highwater Ethanol, LLC (herein called “Borrower”) or to engage in any other transactions with Borrower, the Undersigned hereby absolutely and unconditionally guarantees to Lender the full and prompt payment when due, whether at maturity or earlier by reason of acceleration or otherwise, of the debts, liabilities and obligations described as follows:

A.      If this [ ] is checked, the Undersigned guarantees to Lender the payment and performance of the debt, liability or obligation of Borrower to Lender evidenced by or arising out of the following:  and any extensions, renewals or replacements thereof (herein after referred to as the “Indebtedness”).

B.   The undersigned guarantees to Lender the payment and performance of each and every
(If left blank, unlimited as to type of loan) debt, liability and obligation of every type and description which Borrower may now or at any time hereafter owe to Lender (whether such debt, liability or obligation now exists or is hereafter created or incurred, and whether it is or may be direct or indirect, due or to become due, absolute or contingent, primary or secondary, liquidated or unliguidated, or joint, several, or joint and several; all such debts, liabilities, and obligations being hereinafter collectively referred to as the “Indebtedness”).

The Undersigned further acknowledges and agrees with Lender that:

1.  No act or thing need occur to establish the liability of the Undersigned hereunder, and no act or thing, except full payment and discharge of all indebtedness, shall in any way exonerate the Undersigned or modify, reduce, limit or release the liability of the Undersigned hereunder.

2.  This is an absolute, unconditional and continuing guaranty of payment of the Indebtedness and shall continue to be in force and be binding upon the Undersigned, whether or not all Indebtedness is paid in full, until this guaranty is revoked by written notice actually received by the Lender, and such revocation shall not be effective as to Indebtedness existing or committed for at the time of actual receipt of such notice by the Lender, or as to any renewals, extensions and refinancings thereof. If there be more than one Undersigned, such revocation shall be effective only as to the one so revoking. The death or incompetence of the Undersigned shall not revoke this guaranty, except upon actual receipt of written notice thereof by Lender and then only as to the decedent or the Incompetent and only prospectively as to future transactions, as herein set forth.

3.  If the Undersigned shall be dissolved, shall die, or shall be or become insolvent (however defined) or revoke this guaranty, then the Lender shall have the right to declare immediately due and payable, and the Undersigned will forthwith pay to the Lender, the full amount of all Indebtedness, whether due and payable or unmatured. If the Undersigned voluntarily commences or there is commenced involuntarily against the Undersigned a case under the United States Bankruptcy Code, the full amount of all Indebtedness, whether due and payable or unrnatured, shall be immediately due and payable without demand or notice thereof.

4.  The liability of the Undersigned hereunder shall be limited to a principal amount of $400,000.00 (if unlimited or if no amount is stated, the Undersigned shall be liable for all Indebtedness, without any limitation as to amount), plus accrued interest thereon and all attorneys’ fees, collection costs and enforcement expenses referable thereto. Indebtedness may be created and continued in any amount, whether or not in excess of such principal amount, without affecting or impairing the liability of the Undersigned hereunder. The Lender may apply any sums received by or available to Lender on account of the Indebtedness from Borrower or any other person (except the Undersigned), from their properties, out of any collateral security or from any other source to payment of the excess. Such application of receipts shall not reduce, affect or impair the liability of the Undersigned hereunder. If the liability of the Undersigned is limited to a stated amount pursuant to this paragraph 4, any payment, made by the Undersigned under this guaranty shall be effective to reduce or discharge such liability only if accompanied by a written transmittal document, received by the Lender advising the Lender that such payment is made under this guaranty for such purpose.

5.  The Undersigned will not exercise or enforce any right of contribution, reimbursement, recourse or subrogation available to the Undersigned against any person liable to payment of the Indebtedness, or as to any collateral security therefor, unless and until all of the Indebtedness shall have been fully paid and discharged.

6.   The Undersigned will pay or reimburse Lender for all costs and expenses (including reasonable attorneys’ fees and legal expenses) incurred by Lender in connection with the protection, defense or enforcement of this guaranty in any litigation or bankruptcy or insolvency proceedings.

This guaranty includes the additional provisions on the reverse side hereof, all of which are made a part hereof. This guaranty is [XX] unsecured; [  ] secured by a security agreement or mortgage dated                                and recorded on        at the _______________________ County Recorder’s Office as Document No.                        .

IN WITNESS WHEREOF, this guaranty has been duly executed by the Undersigned the day and year first above written.

Roland J. Fagen

/s/ Roland J. Fagen